                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                      Remington Oil and Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

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        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

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

REMINGTON OIL AND GAS
CORPORATION

Proxy Statement and
Notice of Annual Meeting

LETTER TO OUR STOCKHOLDERS

To Our Stockholders:

      I invite all of our Stockholders to our Annual Meeting on May 23, 2001. This proxy statement and proxy card are sent to you in connection with the Annual Meeting. Also enclosed is a copy of our annual report.

      Please vote as soon as possible. We look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ David H. Hawk

                                            David H. Hawk
                                            Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS-
MAY 23, 2001

TIME

10:00 a.m. CDT, on Wednesday, May 23, 2001

PLACE

Park Cities Hilton
5954 Luther Lane
Dallas, Texas

BUSINESS

(1) Elect 9 members of the Board of Directors,
(2) Ratify Arthur Andersen LLP as the company's independent accountants for 2001,
(3) Consider and vote on a proposal to authorize an increase in the number of shares issuable under our 1997 Stock Option Plan, and
(4) Transact all other business that may properly come before the meeting.

DOCUMENTS

The Proxy Statement, proxy card, and Remington Oil and Gas Corporation's 2000 Annual Report are included in this mailing.

RECORD DATE

Stockholders owning common stock of the company at the close of business on April 16, 2001, are entitled to vote at the Annual Meeting.

VOTING

Even if you plan to attend the meeting in person, please provide us your voting instructions by marking, signing and dating the proxy card and returning it in the enclosed postage-paid envelope.

BY ORDER OF THE
BOARD OF DIRECTORS -- March 6, 2001

/s/ J. Burke Asher

J. Burke Asher
Secretary

TABLE OF CONTENTS


Questions and Answers.......................................      1
Proposals...................................................      2
Corporate Governance -- Our Directors and Officers..........      4
Corporate Governance -- Board Compensation and Committees...     10
Audit Committee Report......................................     11
Executive Compensation......................................     12
Stock Option Plans..........................................     13
Pension Plans...............................................     15
Change in Control Arrangements and Employment Contracts.....     16
Board Compensation Committee Report on Executive
  Compensation..............................................     18
Performance Graph...........................................     20
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Certain Beneficial Owners......     21
Security Ownership of Certain Beneficial Owners and
  Management -- Ownership of Management.....................     21
Certain Relationships and Related Transactions..............     22


                                       (i)

QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND CARD?

A: The Board of Directors of Remington Oil and Gas Corporation is soliciting your proxy for the 2001 Annual Meeting of Stockholders and any adjournments or postponements thereof. The meeting will be held at 10:00 a.m. CDT on Wednesday, May 23, 2001, at the Park Cities Hilton, Dallas, Texas. This Proxy Statement and card are initially being provided to stockholders on or about April 26, 2001.


Q: WHAT AM I VOTING ON?

A: Re-election of the Board of Directors, ratification of Arthur Andersen LLP as the company's independent accountants for 2001, and a proposal to increase the shares of common stock authorized for issuance under the 1997 Stock Option Plan.


Q. WHO IS ENTITLED TO VOTE?

A: Stockholders as of the close of business on April 16, 2001. Each share of common stock is entitled to one vote. As of April 16, 2001, there were 21,682,659 shares of Remington common stock outstanding.


Q: HOW DO I GIVE VOTING INSTRUCTIONS?
A: You may attend the meeting and vote and give instructions in person or by mail. Instructions are on the proxy card. The persons named on the proxy card will vote all properly executed proxies that are delivered pursuant to this solicitation and not subsequently revoked in accordance with the instructions given by you.

Q: MAY I CHANGE MY VOTE?
A: Yes, you may revoke your proxy by submitting a subsequent proxy or by written request received by the company's secretary before the meeting. The company's executive offices are located at 8201 Preston Road, Suite 600, Dallas, Texas 75225-6211. The telephone number is (214) 210-2650.

Q: HOW DO I VOTE IF I HOLD MY STOCK THROUGH A BROKER, BANK OR OTHER NOMINEE?
A: Only stockholders of record as of April 16, 2001, are entitled to vote. If you hold your shares through a broker, bank, or other nominee, you hold your shares in "street name." You most likely will receive a request for voting instructions from the record holder through whom you hold your shares. Follow the instructions in such a request in order for the record holder to follow your voting wishes.

Q: WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A: You will receive a proxy card for each account that you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Q: WHAT CONSTITUTES A QUORUM?
A: A majority of the outstanding shares of the company must be represented at the meeting, whether in person or by proxy, for there to be a quorum for the meeting. For purposes of determining the existence of a quorum so that business may be conducted at the meeting, abstentions are counted as are properly executed proxies which withhold voting authority on any matter. Abstentions for purposes of tabulating the vote have the same effect as a vote against any or all of the proposals as does a proxy withholding voting authority.

Q: HOW DO STOCKHOLDERS MAKE PROPOSALS, INCLUDING DIRECTOR NOMINATIONS, FOR THE ANNUAL MEETING?
A: The deadline for submitting stockholder proposals for the 2001 Annual Meeting was April 20, 2001. No stockholder proposals were received as of that date.

Q: WHO PAYS THE EXPENSE OF SOLICITING PROXIES?
A: The company pays the cost of soliciting proxies. The officers or other employees of the company or its subsidiaries may solicit proxies to have a larger representation at the meeting.

Q: ARE THERE ANY OTHER MATTERS WHICH MAY BE BROUGHT BEFORE THE MEETING?
A: The Board of Directors knows of no matters other than the three proposals discussed in this Proxy Statement to be brought before the meeting.

PROPOSALS

- PROPOSAL NO. 1     RE-ELECTION OF DIRECTORS

- The Board of Directors presents the following nominees for re-election:

- Don D. Box (age 50, director since 1991)
- John E. Goble, Jr. (age 54, director since 1997)
- William E. Greenwood (age 62, director since 1997)
- David H. Hawk (age 56, director since 1997)
- James Arthur Lyle (age 55, director since 1997)
- David E. Preng (age 54, director since 1997)
- Thomas W. Rollins (age 70, director since 1996)
- Alan C. Shapiro (age 55, director since 1994)
- James A. Watt (age 51, director since 1997)

- The nominees constitute the current Board of Directors, and each has consented to serve until the Annual Meeting in the year 2002.

- If any director is unable to stand for re-election, the Board may provide for a lesser number of directors or the Nominations Committee may designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

- The affirmative vote of a plurality of shares present and entitled to vote is required for the election of directors.

- The Board of Directors recommends a vote "For" the nominees listed in Proposal No. 1.

- PROPOSAL NO. 2     RATIFICATION OF ACCOUNTANTS

- The Board of Directors has selected Arthur Andersen LLP as our independent accountants for 2001. Arthur Andersen is an international firm of certified public accountants and has been retained by us since 1996. A representative of Arthur Andersen is expected to be present at the annual meeting to answer appropriate questions from stockholders. Arthur Andersen will have the opportunity to make a statement if they desire to do so.

- For the fiscal year ended December 31, 2000, we have incurred the following charges from Arthur Andersen in connection with services by the firm:

  Audit Fees -- $123,500. This amount represents the aggregate fees to Arthur Andersen for the audit of our financial statements and review of our interim financial statements for fiscal year ended December 31, 2000;

  Financial Information Systems Design and Implementation Fees -- No such fees to Arthur Andersen were incurred for fiscal year ended December 31, 2000; and

  All Other Fees -- $125,395. This amount represents fees for work by Arthur Andersen relating to corporate taxes and employee and retiree benefits accounting.

- The Audit Committee of our Board of Directors has considered whether the rendering of the non-audit services by Arthur Andersen is compatible with maintaining the auditor's independence.

- The Board of Directors recommends a vote "For" the ratification of Arthur Andersen LLP as our independent accountants for 2001. The affirmative vote of a majority of the shares present at the meeting, by proxy or in person, is required for approval of Proposal No. 2.

- PROPOSAL NO. 3     STOCK OPTION PLAN AMENDMENT


- The stockholders approved our 1997 Stock Option Plan at our annual meeting in 1997. As originally approved, 2,750,000 shares of our common stock were reserved under the plan with no more than 275,000 shares issuable to any one participant. In 1999, the stockholders approved an amendment to the stock option plan that raised the number of shares available to a single participant to 25% of the total shares issuable under the plan. We describe the option plan in more detail on pages 13-14 of this Proxy Statement.


- The Board of Directors proposes to amend the 1997 Stock Option Plan to increase the number of shares authorized for issuance under the plan by 1,000,000 shares to a total of 3,750,000. The limit on shares issuable to a single participant is proposed to remain at 25%.


- The 1997 Stock Option Plan has been a successful component of our long-term stock based incentive program. Our Board of Directors and Compensation Committee believe that long-term stock based incentives are a valuable tool to employing and retaining highly qualified and high performing employees, especially executive officers and technical personnel. As of April 10, 2001, out of a possible

  2,750,000 shares, options representing 2,630,000 shares of stock have been granted by our Board of Directors. In order for the option plan to continue to serve as a viable long-term incentive, an increase in the number of shares reserved for the plan is necessary. As under the current plan, and assuming the amendment is approved, no one participant will be eligible to receive more than 25% or 937,500 of the 3,750,000 shares reserved. Pages 10, 12-14, and page 21 of this Proxy Statement contain certain information regarding the options granted to our officers and directors.



- As of the date of this Proxy Statement, there are no option grants which are contingent upon the approval of the amendment. No determination has been made as of the date of this Proxy Statement as to any grant of options over and above those already granted.


- The Board of Directors recommends a vote "For" amending the 1997 Stock Option Plan to increase the number of shares authorized for the issuance of options by 1,000,000 to a total of 3,750,000. The affirmative vote of a majority of the shares present at the meeting, by proxy or in person, is required for approval of proposal No. 3.

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS


The following information relates to the members of our Board of Directors or executive officers during 2000. Each director holds office until his successor is elected and qualified or until his resignation or removal. Executive officers hold their respective offices at the pleasure of the Board of Directors.


DON D. BOX             Age: 50

Positions with us:
- Director since March 1991
- Executive Vice President since October 1997
- Chairman of the Board January 1994-October 1997
- Chief Executive Officer August 1996-October 1997
- President August 1996-March 1997
- Director, Corporate Development March 1994-January 1995

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Vice President since September 1997
  -- Director August 1982-September 1997
  -- President August 1982-September 1997
- CKB & Associates, Inc.
  -- Vice President since May 1981
  -- Director May 1981-September 1997
- S-Sixteen Holding Company
  -- Director December 1981-September 1997
  -- President December 1981-February 1996, April 1997-September 1997
  -- Vice President February 1996-April 1997, September 1997-December 1998

Outside directorships
- Authoriszer, Inc.

Education
- Bachelor of Arts-University of Pennsylvania
- Bachelor of Science in Economics-The Wharton School of the University of Pennsylvania
- Masters of Business Administration-Southern Methodist University

JOHN E. GOBLE, JR., CPA   Age:
54

Positions with us:
- Director since April 1997
- Member-Audit Committee

Employment:
- Byrd Investments-Investment and financial advisor since 1986

Outside Directorships:
- Miracle of Pentecost Foundation

Education:
- Bachelor of Business Administration-Southern Methodist University

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

WILLIAM E. GREENWOOD   Age: 62

Positions with us:
- Director since April 1997
- Member-Audit Committee
- Member-Compensation Committee

Employment:
- Consultant since 1995
- Director and Chief Operating Officer-Burlington Northern Railroad Corporation from 1990 until 1994

Outside Directorships:
- Transport Dynamics, Inc.
- President-Mendota Museum and Historical Society

Education:
- Bachelor of Science-Marquette University

DAVID H. HAWK          Age: 56

Positions with us:
- Director since September 1997
- Chairman of the Board since October 1997
- Member-Executive Committee

Employment:
- J.R. Simplot Company-Director, Energy Natural Resources since 1984
- Previously employed with Atlantic Richfield Company and Tenneco Inc. as an Exploration Geologist
- Prior executive positions with IGC Production Company, Sundance Oil Company and Horn Resources Corporation

Education:
- Bachelor of Science in Geology and Distinguished Graduate Medalist-University of Idaho
- Master of Science in Geology-University of Oklahoma

JAMES ARTHUR LYLE, CCIM   Age:
55

Positions with us:
- Director since September 1997
- Member-Compensation Committee

Employment:
- Owner-James Arthur Lyle & Associates, Inc., a commercial, industrial and investment real estate firm, since 1976

Outside directorships:
- Director, Chief Operating Officer and President since 1984-Hueco Mountain Estates, Inc., a 10,500 acre multi-use real estate development located in El Paso County, Texas

Education:
- Bachelor of Science in Industrial Management-Georgia Institute of Technology

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

DAVID E. PRENG         Age: 54

Positions with us:
- Director since April 1997
- Chairman-Compensation Committee

Employment:
- Chief Executive Officer and President since 1980-Preng and Associates, Inc., an international executive search firm specializing in the energy industry

Outside directorships:
- Director-British American Business Council
- Fellow-Institute of Directors

Education:
- Bachelor of Science in Business Administration-Marquette University
- Master of Business Administration-DePaul University

THOMAS W. ROLLINS      Age: 70

Positions with us:
- Director since July 1996
- Member-Executive Committee

Employment:
- Chief Executive Officer since 1985-Rollins Resources, a natural gas and oil consulting firm
- Previously President and Chief Executive Officer-Park Avenue Exploration Corporation, an oil and gas exploration firm and a subsidiary of USF&G Corporation

- Previously held executive positions and/or directorships with Shell Oil Company, Pennzoil Company, Florida Gas Transmission Company, Pogo Producing Company, Magma Copper Company and Felmont Oil Corporation


Outside directorships:
- Director-Enron Cash Company #2
- Director-Pheasant Ridge Winery
- Director-The Teaching Company
- Director-Nature Conservancy of Texas

Education:
- Geological Engineering Degree and Distinguished Graduate Medalist-The Colorado School of Mines

ALAN C. SHAPIRO        Age: 55

Positions with us:
- Director since May 1994
- Chairman-Audit Committee

Employment:
- The Ivadelle and Theodore Johnson Professor of Banking and Finance in the Department of Finance and Business Economics, Marshall School of Business, University of Southern California, since 1992
- Previously Chairman of the Department of Finance and Business Economics, University of Southern California, 1993-1998
- Frequent consultant and expert witness to business and government

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Publications:
- Multinational Financial Management, a best selling textbook used in MBA programs worldwide
- Numerous other books and articles

Education:
- Bachelor of Arts in Mathematics-Rice University
- Ph.D. in Economics-Carnegie Mellon University

JAMES A. WATT          Age: 51

Positions with us:
- Chief Executive Officer since February 1998
- President since March 1997
- Director since September 1997
- Member-Executive Committee

Positions with our Affiliates:
- CKB Petroleum, Inc.
  -- Director and President since January 1999
- CKB & Associates, Inc.
  -- Director and President since January 1999

Previous employment highlights:
- Vice President/Exploration-Seagull E&P, Inc., 1993-1997
- Vice President/Exploration and Exploitation-Nerco Oil & Gas, Inc., 1991-1993

Education:
- Bachelor of Science in Physics-Rensselaer Polytechnic Institute

ROBERT P. MURPHY       Age: 42

Positions with us:
- Chief Operating Officer since October 2000
- Senior Vice President/Exploration & Production since July 1999
- Vice President/Exploration, January 1998-June 1999

Previous employment:
- Director-Cairn Energy USA, Inc., May 1996-November 1997
- Vice President-Exploration-Cairn Energy USA, March 1993-January 1998
- Exploration Geologist-Cairn Energy USA, 1990-March 1993
- Exploration Geologist-Enserch Exploration, 1984-1990

Education:
- Bachelor of Science in Geology-The University of Texas at Austin
- Master of Science in Geosciences-The University of Texas at Dallas

STEVEN J. CRAIG        Age: 49

Positions with us:
- Senior Vice President/Planning and Administration since April 1997
- Administrative Assistant to the Chairman, August 1996 to April 1997
- Vice President, February 1994-March 1995

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997
  -- Director, March 1997-August 1997
  -- Assistant Treasurer and Controller, March 1996-March 1997
- CKB & Associates, Inc.
  -- Director and Vice President since January 1999
  -- Vice President and Assistant Treasurer, March 1997-October 1997
  -- Director, March 1997-August 1997
  -- Assistant Treasurer and Controller, March 1996-March 1997
- S-Sixteen Holding Company
  -- Vice President and Assistant Treasurer, March 1997-October 1997
  -- Director, March 1997-August 1997
  -- Chief Financial Officer and Assistant Treasurer, May 1996-March 1997

Previous Employment:
- Self Employed-Real Estate and Consulting, 1992-1994, March 1995-March 1996

Education:
- Bachelor of Arts in Economics-Southern Methodist University
- Master of Business Administration-Southern Methodist University

J. BURKE ASHER         Age: 60

Positions with us:
- Vice President/Finance since December 1997
- Secretary since October 1996
- Chief Accounting Officer, September 1996-December 1997

Positions with our affiliates:
- CKB Petroleum, Inc.
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-April 1997
- CKB & Associates, Inc.
  -- Treasurer and Assistant Secretary since March 1997
  -- Director, March 1997-August 1997
- S-Sixteen Holding Company
  -- Treasurer and Assistant Secretary, March 1997-December 1998
  -- Director, March 1997-August 1997

Previous employment:
- Self employed financial consultant and advisor, 1987-1996
- Controller-Doty-Moore Tower Services, Inc., a contractor to the communications industry, 1993-1995

CORPORATE GOVERNANCE-
OUR DIRECTORS AND OFFICERS - CONTINUED

Education:
- Bachelor of Science in Economics-The Wharton School of the University of Pennsylvania

EDWARD V. HOWARD, CPA  Age: 38

Positions with us:
- Vice President/Controller since March 1992
- Senior Accountant, October 1989-March 1992
- Assistant Secretary since October 1997

Education:
- Bachelor of Business Administration-West Texas State University

Except for Mr. Rollins' consulting practice, no director has a significant personal interest in the exploration, development or production of oil and gas. Mr. Rollins is required to abstain on matters in which there may be a conflict of interest between us and one of his clients.

  Litigation Involving Directors and Executive Officers

We know of no present litigation involving the directors or executive officers.

  Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon the company's review of Forms 3, 4, and 5 received by the company, all persons required by Section 16(a) of the Securities Exchange Act of 1934 ("the Act") to file such forms complied with Section 16(a) of the Act with the following exception: In March 2001 David H. Hawk filed one late Form 4 reporting one transaction.

CORPORATE GOVERNANCE-
BOARD COMPENSATION AND COMMITTEES

COMPENSATION OF DIRECTORS


- Only non-employee directors are compensated for board service.


- Compensation includes:

  -- Annual retainer of $20,000

  -- $1,000 per board meeting attended


  -- Participation in the 1997 Stock Option Plan



  -- Eligible for contingent stock grant (See discussion of grants on page 14.)


  -- Committee meeting fee of $750 per meeting attended if on a different day than a full board meeting


  -- Directors are entitled to reimbursement of company related out-of-pocket expenses.



  -- We provide directors and officers insurance and indemnification to the full extent allowed by law.



  -- All or part of a director's board compensation may be received in company stock in accordance with the Non-Employee Director Stock Purchase Plan.


- Five board meetings in 2000


- All directors attended at least 75% of the meetings.



-During 2000, the Company granted to Don D. Box and each non-employee director except David H. Hawk 30,000 options pursuant to the 1997 Stock Option Plan. The exercise price is $3.75 per share, the options expire in 2010, and are exercisable 1/3 per year beginning in 2001.


- During 2000, we paid Rollins Resources, a proprietorship owned by director Thomas W. Rollins, $1,500 for consulting fees.

NON-EMPLOYEE DIRECTOR STOCK PURCHASE PLAN

- Approved by stockholders December 4, 1997


- Each non-employee director may, once a year, elect to receive all or part of his board compensation in our common stock.



- The number of shares received equals 150% of the cash amount of compensation divided by the closing market price of our common stock on the day the cash fees would be payable.



- Shares received under this plan may not be transferred for one year after issuance.



- Shares may be transferred earlier than one year based on a director's death, disability or departure from the board.



- During the restricted transfer period, the director may vote the stock and receive any dividends.



- The board may terminate this plan at any time.


- Shares received under plan for 2000:

  -- John E. Goble, Jr. ........   2,451 shares in lieu of $12,000 cash
  -- William E. Greenwood.......   5,692 shares in lieu of $27,750 cash
  -- James Arthur Lyle..........   5,229 shares in lieu of $25,500 cash
  -- David E. Preng.............   5,229 shares in lieu of $25,500 cash
  -- Alan C. Shapiro............   5,337 shares in lieu of $26,250 cash

- BOARD COMMITTEES

- Audit Committee:


- Members are Mr. Goble, Mr. Greenwood, and Dr. Shapiro.


- Met 5 times in 2000


- The Audit Committee and its functions are governed by an Audit Committee Charter adopted by our Board of Directors. The Audit Committee Charter was set forth on pages 20 through 23 of the Proxy Statement for the 2000 Annual Meeting. The Audit Committee Report is included on page 11 in this Proxy Statement for the 2001 Annual Meeting.


- Compensation Committee:


- Members are Mr. Preng, Mr. Lyle, and Mr. Greenwood.


- Met twice in 2000

- Evaluates performance of executive officers and approves their compensation

- Approves compensation for other employees

- Administers the company's long-term incentive compensation plans

- Oversight responsibility for company's pension and 401K plans

- Executive Committee:


- Members are Mr. Hawk, Mr. Watt, and Mr. Rollins.


- Did not meet in 2000

- Has authority to perform powers of the Board of Directors except those relating to amending the Certificate of Incorporation, declaring dividends, adopting a merger agreement, recommending to the stockholders a sale or dissolution of the company, removing or indemnifying directors, and amending the By-Laws

- From time to time, other committees of the Board of Directors may be established for special purposes.

AUDIT COMMITTEE REPORT

The Audit Committee, consisting solely of independent directors, submits the following report:

In accordance with its written charter adopted by the Board of Directors and included in last year's proxy statement, the Audit Committee of the Board (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2000, the Committee met five times. The Committee reviewed and discussed with management and the independent auditors the quarterly unaudited financial statements.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may affect their objectivity and independence, and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls.


The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the financial statements.


The Committee reviewed the audited financial statements of the Company for the year ended December 31, 2000, with management and the independent auditors.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Alan C. Shapiro, Chairman
John E. Goble, Jr.
William E. Greenwood

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by the company during 2000, 1999, and 1998 to the company's Chief Executive Officer and its four most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus in 2000 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                       --------------------------------   --------------------------------------
                                                                                       SECURITIES
                                                              OTHER       RESTRICTED   UNDERLYING
                                                              ANNUAL        STOCK       OPTIONS/     ALL OTHER
NAME AND                      FISCAL   SALARY     BONUS    COMPENSATION     AWARDS       SAR'S      COMPENSATION
PRINCIPAL POSITION             YEAR      ($)       ($)        ($)(1)         ($)          (#)           ($)
------------------            ------   -------   -------   ------------   ----------   ----------   ------------
James A. Watt...............   2000    282,501   296,000        --            (2)       123,000        1,242(3)
  Chief Executive              1999    260,004   156,000        --            --         80,000          695(3)
  Officer and President        1998    250,006    70,000        --            --        130,000          174(3)
Robert P. Murphy............   2000    187,506   140,000        --            --         66,000          390(3)
  Chief Operating Officer      1999    168,108    52,500        --            --         45,000          257(3)
  and Senior Vice President/   1998    146,260    30,000        --            --         80,000           62(3)
  Exploration and Production
Steven J. Craig.............   2000    121,008    29,000        --            --         39,000          346(3)
  Senior Vice President/       1999    114,708    27,500        --            --         25,000          390(3)
  Planning and
  Administration               1998    110,259    20,000        --            --         40,000          174(3)
J. Burke Asher..............   2000    115,008    27,600        --            --         37,000          928(3)
  Vice President/Finance       1999    109,200    26,200        --            --         25,000        1,008(3)
  and Secretary                1998    105,000    19,000        --            --         35,000          450(3)
Edward V. Howard............   2000     93,504    22,400        --            --         29,000          148(3)
  Vice President/Controller    1999     88,200    14,600        --            --         27,500          143(3)
  and Assistant Secretary      1998     84,000    12,500        --            --         27,500           64(3)

---------------

(1) No amount is included, as it is less than 10% of the total salary and bonus of the individual for the year.

(2) At December 31, 2000, Mr. Watt held 6,000 restricted shares of common stock with a value of $78,000. The total number of restricted shares awarded effective March 17, 1997, was 15,000, which vest 20% per year from the effective date. If any dividends are paid to holders of common stock, Mr. Watt's restricted shares will be entitled to receive dividends.

(3) These amounts are for group term life insurance premiums paid by the company.


    See "Change in Control Arrangements and Employment Contracts" on pages
    16-17.

STOCK OPTION PLANS


We have stock option plans for our employees and directors because we believe these options act as both an incentive and a reward for the long-term growth of our company. The core of our stock option program is the 1997 Stock Option Plan. Both directors and employees are eligible for options under this plan. Significant attributes of the 1997 plan include the following:



- Administered by the Compensation Committee of our Board of Directors.


- Up to 2,750,000 shares of our common stock may be issued under the plan. (Also, see Proposal No. 3.)

- Up to 25% of the eligible shares may be issued to any single individual.

- Both qualified incentive and non-qualified options may be issued.

- The plan terminates December 4, 2007.

A participant will not realize taxable income upon the grant of a non-qualified stock option. Upon exercise, the excess of the fair market value of the shares at the time of exercise over the option exercise price for such shares will generally constitute taxable compensation. We will be entitled to a federal income tax deduction for such compensation income if we satisfy applicable federal income tax withholding requirements. Upon disposition of the shares acquired upon exercise, the participant will treat any appreciation (or depreciation) in the stock value after the date of exercise as capital gain (or loss).

A participant will not recognize taxable income upon the grant or exercise of an incentive stock option. The exercise of an incentive stock option, however, could result in an item of tax preference for purposes of the alternative minimum tax. A participant may be able to recognize long-term capital gain treatment if he/she disposes of the stock after meeting the holding period requirements of the Internal Revenue Code. In that circumstance, we will not be entitled to a federal income tax deduction. If the participant sells incentive stock option shares prior to the expiration of the holding period, generally the participant will have compensation income taxable in the year of such sale in an amount equal to the excess, if any, of the fair market value of such shares at the time of exercise of the option (or, if less, the amount received upon the sale) over the option exercise price for such shares. We will be entitled to a deduction for such compensation income if we satisfy applicable federal income tax withholding requirements.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
                                            --------------------------------------------------
                                            NUMBER OF     PERCENT OF
                                            SECURITIES   TOTAL OPTIONS
                                            UNDERLYING    GRANTED TO     EXERCISE                 GRANT DATE
                                             OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION   PRESENT VALUE
NAME                                         GRANTED      FISCAL YEAR    $/SHARE       DATE          $(1)
----                                        ----------   -------------   --------   ----------   -------------
James A. Watt.............................   123,000        12.69%         3.75      3/27/10        345,630
Robert P. Murphy..........................    66,000         6.81%         3.75      3/27/10        185,460
Steven J. Craig...........................    39,000         4.02%         3.75      3/27/10        109,590
J. Burke Asher............................    37,000         3.82%         3.75      3/27/10        103,970
Edward V. Howard..........................    29,000         2.99%         3.75      3/27/10         81,490

---------------

(1) We determined these values using the Black-Scholes option pricing model with the following assumptions: stock price volatility of 59.12%; interest rate based on the yield to maturity of a 10-year Treasury security; exercise in the tenth year; and a dividend rate of zero. We made no adjustments for nontransferability or risk of forfeiture. Our use of this model does not constitute an endorsement or an acknowledgment that such model can accurately determine the value of options. No assurance can be given that the actual value, if any, realized by an executive upon the exercise of these options will approximate the estimated values calculated by using the Black-Scholes model.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                 NUMBER OF       VALUE     OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END($)(2)
                              SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
NAME                            ON EXERCISE      ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ---------------   --------   -----------   -------------   -----------   -------------
James A. Watt...............          --             --      173,335        259,665       1,364,180      2,233,563
Robert P. Murphy............          --             --       68,335        122,665         582,930      1,098,818
Steven J. Craig.............          --             --       55,001         68,999         431,259        621,991
J. Burke Asher..............       1,000          5,063       50,668         65,332         390,096        621,404
Edward V. Howard............       4,166         30,985       37,334         57,500         273,485        497,375

---------------

(1) Computed as the number of securities multiplied by the difference between the option exercise prices and the mean of the high and low prices of our common stock on the date of exercise.

(2) Computed as the number of securities multiplied by the difference between the option exercise prices and the closing price of our common stock on December 31, 2000.

CONTINGENT STOCK GRANTS

In addition to the stock option program, our employees and directors have received contingent grants of restricted stock. At present such contingent grants total 662,592 shares of our common stock. The number of shares awarded to each employee and director is based on the employee's annual base salary as of June 17, 1999, or, in the case of non-employee directors, $100,000, divided by $4.19, which was the closing stock price on June 17, 1999. In order for the grant to be effective, the price of our stock had to increase from $4.19 per share to a trigger price of $10.42 per share and close at or above $10.42 per share for 20 consecutive trading days. The required increase in the stock price represented the equivalent of a compounded annual rate of return of 20% for five years. This trigger was achieved on January 24, 2001. Recipients of the grant must remain an employee or a director during the vesting schedules in order to receive the shares. Employees and directors individually elected one of two vesting periods. The first vesting schedule has 50% percent of the grant vesting on June 17, 2002, with an additional 25% vesting on June 17, 2003, and the final 25% vesting on June 17, 2004. 274,037 shares are subject to this vesting schedule. The second vesting option has 20% of the grant vesting on January 17, 2002, with an additional 20% vesting on each successive January 17 through 2006. 388,555 shares are subject to the second vesting schedule. The number of shares subject to the grant may decrease to the degree that participants fail to remain with us during the vesting period. In the event of a participant's death while employed or serving as a director with us, or reaching the retirement age of 65 or receiving long term disability benefits while employed with us, the grant becomes 100% vested. In addition, the grants can become 100% vested upon a change of control.

PENSION PLANS

Our defined benefit pension plans provide retirement and other benefits to eligible employees upon reaching the "normal retirement age," which is age 65 or after five years of service, if later. Directors who are not also employees of the company are not eligible to participate in the plans. Employees are eligible to participate on January 1 following the completion of six months of service or the attainment of age 20 1/2, if later. Additional provisions are made for early or late retirement, disability retirement and benefits to surviving spouses. At normal retirement age, an eligible employee will receive a monthly retirement income equal to 35% of his or her average monthly compensation during the three consecutive calendar years in the prior 10 years which provide the highest average compensation, plus 0.65% of such average compensation in excess of the amount shown in the Social Security Covered Compensation Table (as published annually by the Internal Revenue Service) multiplied by his or her years of service, limited to 35 years. If an employee terminates employment (other than by death or disability) before completion of five years of service, no benefits are payable. If an employee terminates employment after five years of service, the employee is entitled to all accrued benefits. The following table illustrates the annual pension for plan participants that retire at "normal retirement age" in 2000:

                               PENSION PLAN TABLE

                                 YEARS OF SERVICE(1)(3)(4)
         AVERAGE         ------------------------------------------
    COMPENSATION(1)(2)     15       20       25       30       35
    ------------------   ------   ------   ------   ------   ------
           ($)            ($)      ($)      ($)      ($)      ($)
    125,000.....         52,486   55,398   58,310   61,222   64,134
    150,000.....         63,674   67,398   71,123   74,847   78,572
    170,000.....         72,624   76,998   81,373   85,747   90,122
    175,000.....         72,624   76,998   81,373   85,747   90,122
    200,000.....         72,624   76,998   81,373   85,747   90,122
    225,000.....         72,624   76,998   81,373   85,747   90,122
    250,000.....         72,624   76,998   81,373   85,747   90,122
    300,000.....         72,624   76,998   81,373   85,747   90,122
    400,000.....         72,624   76,998   81,373   85,747   90,122
    450,000.....         72,624   76,998   81,373   85,747   90,122
    500,000.....         72,624   76,998   81,373   85,747   90,122

---------------

(1) As of December 31, 2000, the Internal Revenue Code does not allow qualified plan compensation to exceed $170,000 or the benefit payable annually to exceed $135,000. The Internal Revenue Service will adjust these limitations for inflation in future years. When the limitations are raised, the compensation considered and the benefits payable under the pension plans will increase to the level of the new limitations or the amount otherwise payable under the pension plans, whichever amount is lower.

(2) Subject to the above limitations, compensation in this table is generally equal to all of a participant's compensation paid in a fiscal year (the total of Salary, Bonus and Other Annual Compensation in the Summary Compensation Table) except amounts attributable to group term life insurance premiums paid by the company. Average compensation in this table is the average of a plan participant's compensation during the highest three consecutive years out of the prior 10 years.


(3) The estimated credited service at December 31, 2000, for the executive officers shown in the Summary Compensation Table on page 12 is as follows:
    James A. Watt (4 years), Robert P. Murphy (3 years), Steven J. Craig (6 years), J. Burke Asher (4 years), and Edward V. Howard (11 years).


(4) The normal form of payment is a life annuity for a single participant or a 50% joint and survivor annuity for a married participant. Such benefits are not subject to a deduction for Social Security or other offset amounts.

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS

All of our full-time regular employees are covered by a severance plan that we adopted in 1997. Under this plan, if an employee is involuntarily terminated, as that term is defined in the plan, the employee will be entitled to a payment of between two months base pay and eighteen months base pay depending on the employee's job and years of experience. If an employee voluntarily quits, is terminated for cause as defined in the plan, dies, leaves due to a disability for which benefits are payable, or the termination is expected to be of short duration, the employee is not eligible for payment under the plan. In addition, under certain circumstances, a change in control could cause immediate vesting and triggering of stock options and contingent restricted stock grants. If the vesting of the contingent restricted stock grants were accelerated by a change in control, it would result in the issuance of a maximum aggregate of 662,592 shares to directors and employees.

  Employment Agreements

We have employment agreements with James A. Watt, Robert P. Murphy, Steven J. Craig, and J. Burke Asher. The most significant terms of such agreements are summarized below:

        James A. Watt

        - Term of three years from January 31, 2000, subject to single year extensions by mutual agreement

        - Base salary of $270,000 a year subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 70% of base salary, as amended)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within 24 months of a change in control, other than for death, disability or cause, or he leaves for good reason within the 24 month period

        Robert P. Murphy

        - Term of three years from September 30, 1999, subject to single year extensions by mutual agreement

        - Base salary of $175,000 a year subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 50% of base salary, as amended)

        - If terminated prior to a change in control, without cause, he receives his salary plus a pro rata bonus

        - He receives 2.99 times the sum of his base salary plus his target bonus if he is terminated within twelve months of a change in control, other than for death, disability or cause, or he leaves for good reason within the twelve month period

        Steven J. Craig and J. Burke Asher

        - Term of two years from September 30, 1999, subject to single year extensions by mutual agreement

CHANGE IN CONTROL ARRANGEMENTS AND
EMPLOYMENT CONTRACTS - CONTINUED

        - Base salary of $114,200 (Mr. Craig) and $109,200 (Mr. Asher) subject to discretionary increases

        - Eligible to receive discretionary performance bonus (targeted at 20% of base salary)

        - Severance payments similar to Robert Murphy's, except that Mr. Craig and Mr. Asher receive 2 times the sum of their annual salary plus target bonus in connection with leaving employment within twelve months of a change in control

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS


No executive officer serves on the Compensation Committee of the board. The company paid $234,000 to Preng & Associates, Inc., which is majority-owned by David E. Preng, chairman of the Compensation Committee, for executive search services provided to the company from July 1996 through the end of 1998, including $40,000 in 1998. The level of fees received by Preng & Associates usually depends, at least in part, on the initial level of compensation we offer to the candidate successfully recruited by us through Preng & Associates.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION


We believe that employing and retaining highly qualified and high performing executive officers is vital to our achievement of long-term business goals. To this end, the Compensation Committee of the Board of Directors (the "Committee") developed an executive compensation program which is designed to attract and retain such officers.


The philosophy is to develop a systematic, competitive executive compensation program which recognizes an executive officer's position and responsibilities, takes into account competitive compensation levels payable within the industry by similarly sized companies, and reflects both individual and company performance.

The executive compensation program developed by the Committee is composed of the following three elements: (i) a base salary, (ii) a performance-based annual cash incentive (short-term), and (iii) a stock-based incentive (long-term). Under this program, short-term and long-term incentives are "at risk" and are based on performance of the company versus defined goals.

The Committee compiles data reflecting the compensation practices of a broad range of organizations in the oil and gas industry that are similar to us in size and performance. For both the base salary and annual cash incentives portions of executive compensation discussed below, the Committee adopted a philosophy of paying the executive officers at a level that is competitive and within the ranges reflected by the data compiled.

BASE SALARIES

Base salary is the portion of an executive officer's total compensation package which is payable for performing the specific duties and assuming the specific responsibilities defining the executive's position with the company. The Committee's objective is to provide each executive officer a base salary that is competitive at the desired level.

ANNUAL CASH INCENTIVES


The Committee developed a performance-based annual cash incentive plan covering the executive officers and top managers. The objectives in designing the plan are to reward participants for accomplishing objectives which are generally measurable and increase shareholder value. Under the annual cash incentive plan, the Committee has established a "target" cash incentive award for each executive officer (including the Chief Executive Officer) that is payable based mostly upon the company's achieving certain performance targets and, to a lesser extent, for achieving highly challenging individual performance objectives. The performance targets are increasing reserves and production; controlling finding, development, and production costs; and achieving an overall return on capital; all of which are competitive with a peer group of oil and gas companies. The Committee also determined that award levels under the plan should be fiscally prudent.

BOARD COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION - CONTINUED

LONG-TERM STOCK-BASED INCENTIVES

We maintain a stock option plan for officers and other employees. The philosophy is to award stock options to selected plan participants based on their levels within the company and upon individual merit. The plan is to grant stock options which are competitive within the industry for other individuals at the employee's level and which provide the employee a meaningful incentive to remain with the company, to increase performance, and to focus on achieving long-term increases in shareholder value. Other factors the Committee considers in granting stock options include the employee's contributions toward achieving the company's long-term objectives, such as reserve replacements and acquisitions, as well as the employee's contributions in achieving the company's short-term and long-term profitability targets.

         COMPENSATION COMMITTEE

         David E. Preng
         William E. Greenwood
         James Arthur Lyle

PERFORMANCE GRAPH


The following performance graph compares the performance of all classes of our common stock to the Nasdaq indices of United States companies and to a peer group comprising Nasdaq companies listed under the Standard Industrial Classification Codes 1310-1319 for the company's last five fiscal years. Such industrial codes include companies engaged in the oil and gas business. The graph assumes that the value of an investment in our common stock and in each index was $100 at December 31, 1995, and that all dividends were reinvested.


                              [PERFORMANCE CHART]

--------------------------------------------------------------------------------------------------
                       12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
--------------------------------------------------------------------------------------------------
 ROILA(1)                100.00        85.06        48.28        33.71        40.98       137.47
 ROILB(1)                100.00       105.80        60.14        36.96        44.93       150.72
 NASDAQ U.S.             100.00       123.00       150.70       212.50       394.90       237.70
 NASDAQ O&G              100.00       144.50       137.70        66.90        69.20       143.30

The last day of trading for ROILA and ROILB was December 24, 1998. Effective at the opening of trading on December 28, 1998, both former classes of stock were replaced by a new single class of voting common stock (ROIL). The values shown above as of December 31, 1998, 1999, and 2000 give effect to the 1.15:1 exchange ratio that the former holders of ROILA received in the exchange for the new class of common stock, and the 1:1 exchange ratio that the former holders of ROILB received in the exchange for the new class of common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Ownership of Certain Beneficial Owners


As of April 10, 2001, the following person held shares of the company's common stock in amounts totaling more than 5% of the total shares of common stock outstanding. This information was furnished to us by such person or statements filed with the Commission.


                                                             SHARES OF
NAME AND ADDRESS OF                                         COMMON STOCK       PERCENT OF
BENEFICIAL OWNER                                         BENEFICIALLY OWNED   COMMON STOCK
-------------------                                      ------------------   ------------
J.R. Simplot..........................................        5,831,028(1)        27%
  999 Main Street
  Boise, Idaho 83702(1)

---------------

(1) Mr. J.R. Simplot is the trustee and beneficiary of the J.R. Simplot Self Declaration of Revocable Trust dated December 21, 1989, an inter vivos revocable trust. The Trust is the sole general partner of S-Sixteen Limited Partnership, an Idaho limited partnership. Included in shares of common stock beneficially owned by Mr. Simplot are all of the following, of which Mr. Simplot may be deemed a beneficial owner: 2,785,028 shares and 200,000 warrants owned by S-Sixteen Limited Partnership; 2,845,000 shares owned by the Trust; and 1,000 shares owned jointly by Mr. Simplot and his spouse.

200,000 shares of common stock are issuable to S-Sixteen Limited Partnership upon the exercise of the warrants within 60 days of April 10, 2001. 100,000 warrants are exercisable at $9.00 per share for a period of 36 months from December 28, 1998; and 100,000 warrants are exercisable at $11.00 per share for a period of 60 months from December 28, 1998.

  Ownership of Management


The number of shares of the company's common stock beneficially owned as of April 10, 2001, by directors of the company, each officer listed in the Summary Compensation Table on page 12, and as a group comprising all directors and executive officers, are set forth in the following table. This information was furnished to the company by such persons.


                                              SHARES OF          OPTIONS
                                             COMMON STOCK      EXERCISABLE                  PERCENT OF
                                             BENEFICIALLY   WITHIN 60 DAYS OF                 COMMON
NAME                                            OWNED        APRIL 10, 2001       TOTAL       STOCK
----                                         ------------   -----------------   ---------   ----------
J. Burke Asher.............................       6,400            57,752(1)       64,152        *
Don D. Box.................................      66,083           110,001         176,084        *
Steven J. Craig............................      15,825            63,400          79,225        *
John E. Goble, Jr. ........................      12,234            88,334         100,568        *
William E. Greenwood.......................       8,343            88,334          96,677        *
David H. Hawk..............................       2,430                --           2,430        *
Edward V. Howard...........................      12,036            45,234          57,270        *
James Arthur Lyle..........................      22,959            88,334         111,293        *
Robert P. Murphy...........................       7,650           103,667         111,317        *
David E. Preng.............................      42,915            95,001         137,916        *
Thomas W. Rollins..........................      22,521            88,334         110,855        *
Alan C. Shapiro............................      33,352            88,334         121,686        *
James A. Watt..............................      45,345           251,001         296,346      1.4%
All directors and executive officers as a
  group (13 persons).......................     298,093         1,167,726       1,465,819      6.4%

---------------

 *  Less than one percent of the outstanding shares.
(1) Includes 454 shares issuable upon conversion of convertible notes.

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS


A resolution adopted in 1992 by our Board of Directors authorizes us to enter into a transaction with an affiliate of ours so long as the Board of Directors determines that such a transaction is fair and reasonable to us and is on terms no less favorable to us than can be obtained from an unaffiliated party in an arms' length transaction.



In the merger with S-Sixteen Holding Company, we acquired a receivable in the estimated fair value amount of $210,000 from the Estate of Cloyce K. Box. In early 2000, we collected $240,000 in full settlement of this claim. Don D. Box is co-executor of the Estate.


A long-term receivable in the aggregate amount of $344,000 acquired in the merger reflects CKB Petroleum's claims under Collateral Assignment Split Dollar Insurance Agreements among CKB Petroleum and Don D. Box and two of his brothers.

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                       REMINGTON OIL AND GAS CORPORATION

                                  May 23, 2001



              o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o


------------------------------------------------------------------------------------------------------------------------------------
    PLEASE MARK YOUR
    VOTES AS INDICATED
[X] IN THIS EXAMPLE.


                  FOR        WITHHELD
1. Election of                                NOMINEES: Don D. Box, John E.     2. Ratification of Arthur       FOR AGAINST ABSTAIN
   Directors.     [ ]          [ ]                      Goble, Jr., William E.     Andersen LLP as the
                                                        Greenwood, David H.        Company's independent        [ ]   [ ]     [ ]
For, except vote withheld from the following            Hawk, James Arthur         accountants for fiscal
Nominee(s).                                             Lyle, David E. Preng,      year ending December 31,
                                                        Thomas W. Rollins,         2001.
--------------------------------------------            Alan C. Shapiro and
                                                        James A. Watt           3. Approval of the proposal     FOR AGAINST ABSTAIN
--------------------------------------------                                       to increase by  1,000,000
                                                                                   the number of shares of      [ ]   [ ]     [ ]
--------------------------------------------                                       common stock authorized for
                                                                                   issuance under the Company's
                                                                                   1997 Stock Option Plan.

                                                                                4. In their discretion, the
                                                                                   proxies are authorized
                                                                                   to vote upon such other
                                                                                   business as may properly
                                                                                   come before the meeting.



Signature(s)                                                                                     Date:                       2001
            ------------------------------------------------- ----------------------------------        -------------------,
NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                       REMINGTON OIL AND GAS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Steven J. Craig and J. Burke Asher, or either of them, proxies with the full power of substitution, to vote as set forth herein all shares of common stock of Remington Oil and Gas Corporation (the "Company") held of record by the undersigned as of April 16, 2001, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on May 23, 2001 at 10:00 a.m. central daylight time, and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001, "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 1997 STOCK OPTION PLAN, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         You are encouraged to specify your choices by marking the appropriate box. SEE REVERSE SIDE, but you need not mark any box if you wish to vote in accordance with the Board of Directors recommendations. The Proxies cannot vote your shares unless you sign and return this card.

                       (TO BE SIGNED ON THE REVERSE SIDE)